UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 27, 2021

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
☐	☒	☐	☒	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Item 1.01.       Entry into a Material Definitive Agreement.

On December 27, 2021, Delta Apparel, Inc. (the "Company"), Parkdale Mills, Inc., a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, "Parkdale") entered into a Sixth Amendment to Yarn Supply Agreement (the "Sixth Amendment").  The Sixth Amendment amended the terms of the Yarn Supply Agreement dated as of January 5, 2005, between the Company and Parkdale (the "Yarn Supply Agreement"), which was previously amended by the First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the "First Amendment"), the Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the "Second Amendment"), the Third Amendment to Yarn Supply Agreement dated as of March 11, 2013 (the "Third Amendment"), the Fourth Amendment to Yarn Supply Agreement dated as of December 11, 2015 (the "Fourth Amendment") and the Fifth Amendment to Yarn Supply Agreement dated as of December 27, 2018 (the "Fifth Amendment").  Pursuant to the Yarn Supply Agreement, as amended, the Company purchases from Parkdale all yarn required by the Company and its wholly-owned subsidiaries for use in its manufacturing operations (excluding yarns that Parkdale did not manufacture as of the date of the Yarn Supply Agreement in the ordinary course of its business or due to temporary Parkdale capacity restraints).

Pursuant to the Sixth Amendment, the term of the Yarn Supply Agreement was extended until December 31, 2024.  In addition, certian waste factors and converesion prices used to calculate the price of yarn purchased pursuant to the Yarn Supply Agreement were amended, with the new waste factors and pricing effective on January 1, 2022.

The foregoing description of the Sixth Amendment is not complete and is qualified in its entirety by the actual provisions of the Sixth Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

The Yarn Supply Agreement was filed as Exhibit 10.29 to the Company's Form 10-Q filed on February 9, 2005, the First Amendment was filed as Exhibit 10.7.1 to the Company's Form 10-K filed on August 28, 2009, the Second Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on October 25, 2011, the Third Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on March 14, 2013, the Fourth Amendment was filed as Exhibit 10.6.4 to the Companys Form 10-K filed on December 15, 2015 and the Fifth Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on December 27, 2018.  The Yarn Supply Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

             (d) Exhibits.

Exhibit Number	Description

10.1	Sixth Amendment to Yarn Supply Agreement dated December 27, 2021, between Delta Apparel, Inc. and Parkdale Mills, Inc. and Parkdale America, LLC. *
* Portions of this exhibit (indicated therein by asterisk) have been omitted for confidential treatment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	January 3, 2022	/s/ Robert W. Humphreys
Robert W. Humphreys
Chief Executive Officer